Exhibit 10.1

Amendment to
Definitive LRRK2 Agreement
and Waiver of and Amendment to
Right of First Negotiation, Option, and License Agreement

Reference is hereby made to the Definitive LRRK2 Collaboration and License Agreement, entered into as of October 4, 2020 (the “LRRK2 Agreement”), by and between Denali Therapeutics Inc., a Delaware corporation with its principal place of business located at 161 Oyster Point Blvd., South San Francisco, California 94080 (“Denali”), Biogen MA, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts having an office at 225 Binney Street, Cambridge, MA 02142 (“BIMA”), and Biogen International GmbH, a Gesellschaft mit beschränkter Haftung organized under the laws of Switzerland, whose registered office is at Neuhofstrasse 30, 6340 Baar, Switzerland (“BIG”, together with BIMA, collectively, “Biogen”).

Reference is also hereby made to the Right of First Negotiation, Option, and License Agreement, dated October 6, 2020 (the “ROFN, Option, and License Agreement”), by and among Denali and Biogen.

This Amendment to the LRRK2 Agreement and Waiver of and Amendment to the ROFN, Option, and License Agreement (the “Amendment”), dated August 17, 2023 (the “Amendment Effective Date”), amends the LRRK2 Agreement and waives certain rights and amends certain provisions under the ROFN, Option and License Agreement.

Biogen and Denali are each separately referred to as a “Party” and are collectively referred to as the “Parties”. Capitalized terms not defined herein shall have the meaning set forth in the LRRK2 Agreement or the ROFN, Option, and License Agreement, as applicable.

The Parties agree as follows:

Section 1. Amendments to LRRK2 Agreement.

Section 1.1    Close-Out of LIGHTHOUSE Study and Review of LUMA Study; Independent Studies. The updated Global Development Plan/Budget of the LRRK2 Agreement is set forth on Exhibit A to this Amendment and has been reviewed and approved by the JSC as set forth in Section 3.1.2 (Amendments and Updates) of the LRRK2 Agreement. Denali may, but is not obligated to, conduct an Independent Study of Licensed Product solely in LRRK2-PD Patients. [***]

Section 1.2    Revisions to Section 3.1.3 (Development Effort).

The phrase [***] in each case ((i) and (ii)),” in Sections 3.1.3(a)(ii) and 3.1.3(a)(iii) of the LRRK2 Agreement is hereby deleted, and in those places, the phrase [***], in each case ((i) and (ii)),” is hereby inserted, such that those sections shall read as follows:
    “(ii) Co-Commercialization Territory. Each Party (and in the case of Denali, to the extent permitted under this Definitive LRRK2 Agreement) will use Commercially Reasonable Efforts to seek and obtain Regulatory Approval for at least [***], in each case ((i) and (ii)), [***].
    (iii) Ex-Co-Commercialization Territory. Biogen will use Commercially Reasonable Efforts to seek and obtain Regulatory Approval for at least [***], in each case ((i) and (ii), [***].

Section 1.3    Revisions to Section 3.1.4(e)(iii). Section 3.1.4(e)(iii) (Regulatory Approval) is hereby amended to add the following at the end of that section:

“Notwithstanding the foregoing, if Biogen is the Declining Party and Denali conducts any Independent Study directed to a Licensed Product in [***], then:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

(1)If Denali receives Regulatory Approval for a Licensed Product in [***] in any country utilizing any data generated from such Independent Study and Biogen (i) is conducting, actively preparing to conduct, or analyzing the results of [***] a Clinical Study, (ii) is actively preparing to submit [***], or has submitted, all Regulatory Documentation for a Licensed Product to a Regulatory Authority [***] reasonably necessary for obtaining Regulatory Approval (subject to any such further requests as may be provided by such Regulatory Authority with respect to such Licensed Product), or (iii) has obtained Regulatory Approval, in each case (i)-(iii), [***] shall be payable by Biogen to Denali unless and until Biogen provides an Independent Study Opt-In Notice as contemplated by Section 3.1.4(e) (Opt-In for Independent Study) (and in no event will any such payment be triggered by a Regulatory Approval Update unless an Independent Study Opt-In Notice has been provided by Biogen to the JDC); provided, that [***], unless Biogen has provided an Independent Study Opt-In Notice to the JDC as contemplated by Section 3.1.4(e) (Opt-In for Independent Study); and (b) Denali will have the right [***], but in no event will a Regulatory Approval Update be deemed to occur unless Biogen has provided an Independent Study Opt-In Notice to the JDC as contemplated by Section 3.1.4(e) (Opt-In for Independent Study).

(2)If Denali receives Regulatory Approval for a Licensed Product in [***] in any country utilizing any data generated from such Independent Study and Biogen (i) is not conducting, not actively preparing to conduct, or not actively analyzing the results of [***] a Clinical Study, (ii) is not actively preparing to submit [***], or has not submitted, all Regulatory Documentation for a Licensed Product to a Regulatory Authority [***] reasonably necessary for obtaining Regulatory Approval (subject to any such further requests as may be provided by such Regulatory Authority with respect to such Licensed Product), and (iii) has not obtained Regulatory Approval, in each case (i)-(iii) [***] then Biogen will promptly submit an Independent Study Opt-In Notice to the JDC as contemplated by Section 3.1.4(e) (Opt-In for Independent Study).”

Section 1.4    Revisions to PD Development Milestone Payments (Section 7.2.1). The table set forth in Section 7.2.1 (PD Development Milestone Payments) of the LRRK2 Agreement is hereby deleted, and in its place, the following table is inserted:

PD Development Milestone Event	PD Development Milestone Payment (US$)
1.[Intentionally omitted]	[Intentionally omitted]
1.[Intentionally omitted]	[Intentionally omitted]
1.[Intentionally omitted]	[Intentionally omitted]
4. [***]	[***]
5. [***]	[***]

The definition of [***] in Section 7.2.1 (PD Development Milestone Payments) of the LRRK2 Agreement is hereby deleted, and in its place, the following is inserted: [***].

The definition of [***] in Section 7.2.1 (PD Development Milestone Payments) of the LRRK2 Agreement is hereby deleted, and in its place, the following is inserted: [***].

The definitions of [***] in Section 7.2.1 (PD Development Milestone Payments) of the LRRK2 Agreement are hereby deleted, and in their place, the following is inserted: “[Intentionally omitted]”.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Section 1.5    Revisions to Section 0 (PD Milestone Details) (Section 7.2.2) and Section 0 (PD Commercial Milestone Payments) (Sections 7.2.3 and 7.10.4). The phrase “Section 0 (PD Milestone Details)” in Section 7.2.2 of the LRRK2 Agreement is hereby deleted, and in its place, the phrase “Section 7.2.3 (PD Milestone Details)” is hereby inserted, and the phrase “Section 0 (PD Commercial Milestone Payments) in Sections 7.2.3 and 7.10.4 of the LRRK2 Agreement is hereby deleted, and in its place, the phrase “Section 7.2.2 (PD Commercial Milestone Payments)” is hereby inserted. The following sentence is hereby added immediately after the definition of [***] in Section 7.2.” “If the following milestones in the PD Commercial Milestone table set forth above [***] as amended.”

Section 1.6    Revisions to PD Milestone Details (Section 7.2.3).

Section 7.2.3(a) of the LRRK2 Agreement is hereby deleted, and in its place, the following is inserted:

“The Licensed Product with respect to which either of PD Development Milestones Events [***] is achieved or any of [***] is achieved, in each case, may, but need not, be the same Licensed Product.”

The third sentence of Section 7.2.3(b) of the LRRK2 Agreement is hereby amended to delete [***]. The fourth sentence of Section 7.2.3(b) of the LRRK2 Agreement is hereby amended to [***]. As a result, those two sentences shall read as follows: [***]

Section 7.2.3(c) of the LRRK2 Agreement is hereby deleted, and in its place, the following is hereby inserted “Except as set forth in Section 7.2.3(f), PD Development Milestone Payment [***] is achieved before the achievement of PD Development Milestone [***]; provided that if PD Development Milestone Payment [***] conducted by Denali, then notwithstanding the provisions of Section 3.1.4(d)(i) (Performance of Independent Study) and Section 3.1.4(e)(iii) (Regulatory Approval), PD Development Milestone Payment [***] as contemplated by Section 3.1.4(e) (Opt-In for Independent Study), as amended, and will not be triggered by a Regulatory Approval Update unless Biogen [***].

The words “and Biogen [***] shall be added to Section 7.2.3(e) of the LRRK2 Agreement at the end of clause (i), such that Section 7.2.3(e) shall read as follows:

“The PD Commercial Milestone Events shall be deemed to be achieved for [***].

Section 1.7    Waiver of Section 7.2.3(h).

Section 7.2.3(h) of the LRRK2 Agreement is hereby deleted, and in its place the following is hereby inserted “[Intentionally omitted.]”

Section 1.8    Revisions to PD Milestones Payable Once; Maximum Amount (Section 7.2.4).

Section 7.2.4(c) of the LRRK2 Agreement is hereby deleted, and in its place, the following is inserted:

“In no event shall PD Development Milestone Payments paid under Section 7.2.1 (PD Development Milestone [***] in the aggregate (the “Maximum Development Milestone Amount”) and in no event shall PD Commercial Milestone Payments paid under Section 7.2.2 (PD Commercial Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate (the “Maximum Commercial Milestone Amount”).”

Section 1.9    Revisions to Non-PD Milestones (Section 7.3.1).

The table set forth in Section 7.3.1 of the LRRK2 Agreement is hereby deleted in its entirety, and in its place, the following is inserted:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

PD Development Milestone Event	Milestone Payment for Major Indications ($US)	Milestone Payment for Minor Indications (US$)
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

Section 1.10    Revisions to Non-PD Milestones Payable Once; Maximum Amount (Section 7.3.4).

The dollar amount [***] in the third sentence of Section 7.3.4 of the LRRK2 Agreement is hereby deleted, and in its place, dollar amount [***] is hereby inserted, such that the third sentence of Section 7.3.4 of the LRRK2 Agreement shall read as follows:

“In no event shall Non-PD Development Milestone Payments paid under Section 7.3.1 (Non-PD Development Milestone Payments) with respect to Licensed Products exceed [***] in the aggregate and in no event shall Non-PD Commercial Milestone Payments paid under Section 7.3.2 (Non-PD Commercial Milestone Payments) with respect to Licensed Products exceed [***].

Section 1.11    Ratification and Confirmation of LRRK2 Agreement.

The LRRK2 Agreement, except where explicitly amended by this Amendment, will remain unchanged and in full force and effect and is in all respects agreed to, ratified, and confirmed hereby. Any reference to the LRRK2 Agreement after the Amendment Effective Date will be deemed to be a reference to the LRRK2 Agreement, as amended by this Amendment.

Section 2.    Waiver of Certain Rights Under the ROFN, Option, and License Agreement

Section 2.1    Grant of Option and Option Exercise.

On April 1, 2023, Biogen exercised the Option under Section 2.2 of the ROFN, Option, and License Agreement for the ATV:Abeta Program, and Biogen was granted the licenses in Section 4.1 (Licenses to Biogen) for the ATV:Abeta Program. All rights and obligations of the Parties under the ROFN, Option, and License Agreement based on the Biogen’s exercise of the Option for the ATV:Abeta Program will remain in full force and effect under the ROFN, Option, and License Agreement and is in all respects agreed to, ratified, and confirmed hereby.

As of the Amendment Effective Date, the Parties mutually agree that Biogen hereby irrevocably waives the Option, and Denali hereby terminates its grant to Biogen of the Option, under Section 2.2 of the ROFN, Option, and License Agreement to the Option TV Program, including without limitation any rights and obligations related thereto under the ROFN, Option, and License Agreement. In light of Denali’s termination of its grant to Biogen of the Option with respect to the Option TV Program, Denali hereby directs Biogen to destroy all tangible items bearing, containing, or contained in, any of the Confidential Information of Denali that is related to the Option TV Program.
Section 2.2    Grant of ROFN.

As of the Amendment Effective Date, the Parties mutually agree that Biogen also hereby irrevocably waives all of Biogen’s rights to the rights of first negotiation under Section 3.1.1 of the ROFN, Option, and License Agreement, including without limitation any rights to negotiate any ROFN Definitive Agreement with Denali, and Denali shall have no further obligations to Biogen under Article 3 of the ROFN, Option, and License Agreement, including without limitation to provide to Biogen any ROFN Initial Notice under Section 3.1.1 or ROFN Update Report under Section 3.2.2, or otherwise with respect to the ROFN Programs.

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

In addition, the definition of “ROFN Term” in Section 1.242 of the ROFN, Option, and License Agreement is hereby deleted, and in its place, the following is inserted: “‘ROFN Term’ means the period beginning on the Provisional Agreement Effective Date and expiring on the Amendment Effective Date.”

In light of the termination of the ROFN, Option, and License Agreement with respect to all ROFN Programs as of the Amendment Effective Date, the terms of Section 14.6.2 of the ROFN, Option, and License Agreement shall apply. Denali hereby directs that Biogen destroy all tangible items bearing, containing, or contained in, any of the Confidential Information of Denali that is solely related to the ROFN Programs.

Section 2.3    Ratification and Confirmation of ROFN, Option, and License Agreement.

The ROFN, Option, and License Agreement, except where rights and obligations have been waived or the terms have been explicitly amended by this Amendment, will remain unchanged and in full force and effect and is in all respects agreed to, and are hereby ratified and confirmed. Any reference to the ROFN, Option, and License Agreement after the Amendment Effective Date will be deemed to be a reference to the ROFN, Option, and License Agreement, as amended by this Amendment.

Section 3.    Entire Agreement.

This Amendment sets forth and constitutes the entire agreement and understanding between the Parties with respect to the subject matter hereof and all prior agreements, understandings, promises, and representations, whether written or oral, with respect thereto are superseded hereby. Each Party confirms that it is not relying on any representations or warranties of the other Party except as specifically set forth in this Amendment. No amendment, modification, release, or discharge to this Amendment shall be binding upon the Parties, unless in writing and duly executed by authorized representatives of both Parties.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective duly authorized officers.

Denali Therapeutics Inc.	Biogen MA, Inc.
By: Name: Title:	By: Name: Title:

Biogen International GmbH
By: Name: Title:

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Exhibit A

Updated Global Development Plan/Budget

[***]

[***] Certain information in this document has been omitted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.